Exhibit 10.17.2

Form of ISO Award Agreement

NEWTEK BUSINESS SERVICES, INC.

2010 STOCK INCENTIVE PLAN

Incentive Stock Option Agreement

THIS OPTION AGREEMENT (this “Agreement”) grants ______________ (the “Optionee”) the right to purchase a total of ________ Common Shares, par value $.02 per share (the “Common Shares”), of Newtek Business Services, Inc. (the “Company”), at the price set forth herein, in all respects subject to the terms, definitions and provisions of the Company’s 2010 Stock Incentive Plan (the “Plan”), which is incorporated by reference herein (the “Option”). The Option is intended to qualify as an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). The Optionee acknowledges, through signing below, the receipt of a copy of the Plan and the Plan Prospectus.

1. Option Price. The Option price per share is _____ Dollars ($____) which equals at least 100%1 of the fair market value, as determined by the Committee, of the Common Shares on the date of grant of the Option.

2. Vesting and Exercise of Option. The Option shall vest in accordance with the schedule set forth on the Award Form attached hereto as Attachment A and is exercisable in accordance with Section 8 of the Plan.

3. Method of Exercise. To exercise the Option, the Optionee shall deliver to the Company a written notice substantially in the form of the Exercise Form attached hereto as Attachment B, which shall:

(a) state the election to exercise the Option, the number of Common Shares with respect to which it is being exercised, the person in whose name the stock certificate or certificates Common Shares is to be registered, his or her address and Social Security Number (or if more than one, the names, addresses and Social Security Numbers of such persons);

(b) contain such representations and agreements as to the holder’s investment intent with respect to such Common Shares as may be satisfactory to the Company’s counsel;

(c) be signed by the person or persons entitled to exercise the Option and if the Option is being exercised by any person or persons other than the Optionee, be accompanied by proof, satisfactory to counsel for the Company, of the right of such person or persons to exercise the Option; and

(d) be in writing and delivered in person or by certified mail to the Treasurer of the Company.

Payment of the purchase price of any Common Shares with respect to which the Option is being exercised shall be by cash, Common Shares, or such combination of cash and Common Shares as the Optionee elects. Common Shares utilized in full or partial payment of the exercise price shall be valued at its fair market value on the date of exercise. The certificate or certificates for Common Shares as to which the Option shall be exercised shall be registered in the name of the person or persons exercising the Option.

[1]	110% in the case of an Optionee who owns shares representing more than 10% of the outstanding Common Shares on the date of grant of the Option.

4. Restrictions on Exercise. The Option may not be exercised if the issuance of the Common Shares upon such exercise would constitute a violation of any applicable federal or state securities or other law or valid regulation. As a condition to the Optionee’s exercise of the Option, the Company may require the person exercising the Option to make any representation and warranty to the Company as may be required by any applicable law or regulation.

5. Withholding. The Optionee hereby agrees that the exercise of the Option or any installment thereof will not be effective, and no Common Shares will become transferable to the Optionee until the Optionee makes appropriate arrangements with the Company for such tax withholding as may be required of the Company under federal, state, or local law on account of such exercise.

6. Non-transferability of Option. This Option may not be transferred in any manner otherwise than by will or the laws of descent or distribution. The terms of the Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

7. Term of Option. This Option may not be exercisable for more than ten2 years from the date of grant of the Option, as stated below, and may be exercised during such term only in accordance with the Plan and the terms of the Option.

IN WITNESS WHEREOF, the parties hereto have executed the Agreement as of the Date of Grant set forth below.

Date of Grant
ATTEST:	NEWTEK BUSINESS SERVICES, INC. 2010 STOCK INCENTIVE PLAN COMMITTEE:

By:
Witness	An Authorized Member of the Committee

ATTEST:	OPTIONEE:

By:
Witness	Name:

[2]	Five years in the case of an Optionee who owns shares representing more than 10% of the outstanding Common Shares on the date of grant of the Option.

ATTACHMENT A

TO ISO AWARD AGREEMENT

Form of Award Form

NEWTEK BUSINESS SERVICES, INC.

2010 STOCK INCENTIVE PLAN

Optionee: ______________________________________________________

Type of Option: Incentive Stock Option

Grant Date: ____________________________________________________

Number and Class of Shares: ________________________________________

Exercise Price per Share: $_________________________________________

Expiration Date: _________________________________________________

Vesting Schedule :

[            ] The default vesting schedule set forth in the Plan.

OR

______________ of the Common Shares subject to the Option on ____________________

______________ of the Common Shares subject to the Option on ____________________

______________ of the Common Shares subject to the Option on ____________________

______________ of the Common Shares subject to the Option on ____________________

ATTACHMENT B

TO ISO AWARD AGREEMENT

Form for Exercise of Award of Incentive Stock Options

NEWTEK BUSINESS SERVICES, INC.

2010 STOCK INCENTIVE PLAN

Treasurer

Newtek Business Services, Inc.

1440 Broadway,

17th floor

New York, NY 10018

Re:	2010 Stock Incentive Plan

Dear Sir or Madame:

The undersigned elects to exercise the Incentive Stock Option to purchase ________ Common Shares, par value $.02 per share, of Newtek Business Services, Inc. under and pursuant to a Stock Options Agreement dated _____________, ____.

Delivered herewith is a certified or bank cashier’s or teller’s check and/or Common Shares, valued at the fair market value of the Common Shares on the date of exercise, as set forth below.

$__________________ of cash or check

$__________________ in the form of Common Shares, valued at $ per share

$================ TOTAL

The name or names to be on the stock certificate or certificates and the address and Social Security Number of such person(s) is as follows:

Name: _______________________________________

Address: ______________________________________________________________________

Social Security Number: _________________________

Date: _________________

Very truly yours,